UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

ENSTAR GROUP LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

(441) 292-3645

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share	ESGRP	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 11, 2024, Enstar Group Limited (the “Company”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Elk Bidco Limited (“Parent”) and the other parties thereto, dated as of July 29, 2024, as disclosed on the Company’s Current Report on Form 8-K filed on the same date. Pursuant to the Merger Agreement, the Company, certain wholly owned subsidiaries of the Company and a wholly owned subsidiary of Parent intend to effect a series of mergers, with the Company surviving such mergers as a wholly owned subsidiary of Parent. The special meeting of the Company’s shareholders will be held virtually on November 6, 2024, at 9 a.m. Atlantic time / 8 a.m. Eastern Time, to act on the proposal to adopt the Merger Agreement and certain other proposals, as disclosed in the Proxy Statement.

Since the filing of the Company’s preliminary proxy statement (the “Preliminary Proxy Statement”) with the SEC on September 4, 2024, several purported shareholders of the Company have sent demand letters generally alleging that the Preliminary Proxy Statement and/or Proxy Statement is misleading and/or omits certain purportedly material information regarding, among other things, the background of the Merger, the Company’s financial projections, Goldman Sachs & Co. LLC’s financial analyses and the rights of shareholders who elect to dissent under Bermuda law and the Merger Agreement in violation of federal securities laws.

In addition, on October 16, 2024, October 17, 2024 and October 22, 2024, respectively, three separate complaints were filed by purported shareholders in the Supreme Court of the State of New York, County of New York against the Company and its directors under the captions (i) John Thompson v. Enstar Group Limited et al., Case No. 655485/2024 (the “Thompson Complaint”), (ii) Michael Kent v. Enstar Group Limited et al., Case No. 655507/2024 (the “Kent Complaint”) and (iii) Robert Lacoff v. B. Frederick Becker et al., Case No. 655602/2024 (the “Lacoff Complaint” and, together with the Thompson Complaint and the Kent Complaint, the “Complaints”). The Complaints allege that the Preliminary Proxy Statement and/or Proxy Statement omitted certain purportedly material information regarding, among other things, the background of the Merger, the Company’s financial projections and Goldman Sachs & Co. LLC’s financial analyses that rendered it false and misleading or otherwise had disclosure deficiencies in violation of federal securities laws and Bermuda and New York law. The Complaints seek, among other things, injunctions barring consummation of the Merger or, in the event that the Merger is consummated, damages resulting from the alleged violations.

The Company denies the allegations in the Complaints and the demand letters, denies that any violation of law has occurred and believes that the claims asserted in the Complaints are wholly without merit. The Company believes that the Proxy Statement disclosed all material information required to be disclosed and denies that any of the supplemental disclosures are in any way material or are otherwise required to be disclosed. However, solely to minimize any expense and distraction, and to avoid the uncertainty, of any litigation, and without admitting any liability or wrongdoing whatsoever, the Company has determined to voluntarily supplement certain disclosures in the Proxy Statement by providing the additional information presented below in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the merit, necessity or materiality of any supplemental disclosures under any applicable laws. To the contrary, the Company specifically denies that any further disclosure of any kind was or is material or required.

Supplemental Disclosure to the Proxy Statement

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be reviewed in conjunction with the disclosures contained in the Proxy Statement, which in turn should be carefully read in its entirety. To the extent information set forth in the supplemental disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede the applicable information contained in the Proxy Statement. All page references are to the Proxy Statement, and capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text and deleted text within restated paragraphs from the Proxy Statement is highlighted with strikethrough text.

The letter to shareholders preceding the Proxy Statement is amended as follows:

1.	The fourth paragraph of the letter to shareholders is amended to read as follows:

If the Mergers contemplated by the Merger Agreement are completed, each holder of Enstar ordinary shares, par value $1.00 per share (“Enstar Ordinary Shares”), will be entitled to receive a total of $338 in cash, without interest (the “Total Cash Consideration”), for each Enstar Ordinary Share as a result of the Mergers~~, unless the holder of such Enstar Ordinary Shares has properly exercised his or her appraisal rights with respect to such Enstar Ordinary Shares~~. If the Mergers contemplated by the Merger Agreement are completed, the Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), the 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share, of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”) issued and outstanding as of immediately prior to the effective time of the First Merger will be converted into and continue as preferred shares of the Third Surviving Company that are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable~~, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares~~.

The Section of the Proxy Statement entitled “Summary Term Sheet — Merger Consideration” is amended and supplemented as follows:

1.	The fifth full paragraph beginning on page 11 of the Proxy Statement is amended to read as follows:

•	Enstar Shares held by a holder of Enstar Ordinary Shares, New Ordinary Shares, Enstar Preferred Shares, Second Surviving Company Ordinary Shares or the preferred shares of the First Surviving Company or Second Surviving Company who (i) did not vote in favor of any of the Mergers in respect of which they had a right vote upon, (ii) complied with all of the provisions of the Companies Act concerning the right of such holders to require appraisal of such shares, as applicable, pursuant to the Companies Act and (iii) did not effectively withdraw or otherwise waive any right to appraisal or fail to comply with Section 106(6) of the Companies Act (referred to collectively as the “Dissenting Shares”) will be cancelled and cease to exist and will ~~not~~ be converted into ~~or represent~~ the right to receive the Total Cash Consideration or the preferred shares of the Third Surviving Company, as applicable, following the Mergers. Such holders shall, in the event that the fair value of such Dissenting Shares as appraised by the Supreme Court of Bermuda under Section 106(6) of the Companies Act (the “Appraised Fair Value”) is greater than the Total Cash Consideration or the value of their preferred shares of the Third Surviving Company, as applicable, ~~Enstar shareholders instead will only~~ be entitled to receive the difference between the Total Cash Consideration or the value of their preferred shares of the Third Surviving Company, as applicable, on the one hand, and the Appraised Fair Value, on the other hand, by the Third Surviving Company by payment made within the lesser of 30 days and one (1) month after such Appraised Fair Value is finally determined ~~the fair value of such Dissenting Shares held by them~~ in accordance with, and as provided by, Section 106 of the Companies Act. For more information, please refer to the section of this Proxy Statement entitled “Appraisal Rights” and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.

The Section of the Proxy Statement entitled “Questions and Answers” is amended and supplemented as follows:

1.	The final paragraph beginning on page 25 of the Proxy Statement is amended to read as follows:

A:	Upon the consummation of the Mergers, holders of Enstar Ordinary Shares will be entitled to receive the Total Cash Consideration of $338 in cash, without interest, for each Enstar Ordinary Share that you own~~, unless you have properly exercised and perfected your demand for appraisal rights under Section 106 of the Companies Act with respect to such Enstar Ordinary Shares~~. For example, if you own 100 Enstar Ordinary Shares, you will be entitled to receive $33,800 in cash, without interest, in exchange for your 100 Enstar Ordinary Shares. ~~In either case, your~~ Your Enstar Shares will be cancelled, and you will not own nor be entitled to acquire shares in the Third Surviving Company or Parent.

The Section of the Proxy Statement entitled “Special Factors — Background of the Mergers” is amended and supplemented as follows:

1.	The final paragraph beginning on page 43 of the Proxy Statement is amended to read as follows:

Starting in late 2021, the Board undertook a process to review and consider potential strategic opportunities for the Company, including a sale of the Company and strategic collaborations or joint venture transactions with the Company. As part of this process, the Company from February to April 2022 entered into mutual nondisclosure agreements with four counterparties, including Sixth Street, and provided each of such parties with certain non-public information regarding the Company and held discussions with representatives of each of such parties regarding the Company’s business. The mutual nondisclosure agreements did not contain “don’t ask, don’t waive” provisions. Following discussions with, and due diligence review of the Company by, such parties, only one party (“Party A”), which was not Sixth Street, submitted an initial non-binding proposal to acquire the outstanding Enstar Ordinary Shares. Such offer appeared to imply a price between approximately $278 to $305 per Enstar Ordinary Share, as calculated by the Company and its advisors based on the most recently publicly available information of the number of Enstar Ordinary Shares outstanding as of the date of the proposal (which is not comparable to the number of Enstar Ordinary Shares currently outstanding due to subsequent repurchases).

2.	The fifth full paragraph beginning on page 49 of the Proxy Statement is amended to read as follows:

Between April 10, 2024 and April 14, 2024, representatives of Paul, Weiss and representatives of Simpson Thacher negotiated an exclusivity agreement and an amended and restated mutual nondisclosure agreement, which did not contain a “don’t ask don’t waive” provision. On April 14, 2024, the Company and Sixth Street agreed that any definitive agreement would include a “go-shop” period of 35 days.

3.	The fourth full paragraph beginning on page 51 of the Proxy Statement is amended to read as follows:

Also at the meeting, representatives of Company management reviewed with the Board the Company’s projected liquidity position in 2024 and the feasibility of a $500 million dividend as part of the merger consideration to Company shareholders. The Board noted that it believed that the dividend was feasible in light of the Draft Financial Projections that the Board had reviewed at its earlier information session, including in light of the fact that there had yet to be any share repurchases in 2024.

4.	The first paragraph beginning on page 55 of the Proxy Statement is amended to read as follows:

After discussions and deliberation, the Board (i) determined that the risk of negotiations with Sixth Street being prolonged if the Board requested an increase in the merger consideration from Sixth Street at that time was high, given the Board’s belief that Sixth Street would need to seek additional financing in that case, the significant time taken for Sixth Street to raise the financing to-date and the possibility that such existing commitments would no longer be available at an increased price, (ii) determined that the risk of a leak of discussions with Sixth Street would be exacerbated by any prolongation of negotiations with Sixth Street (with such a leak risk demonstrated by the Betaville Article), (iii) instructed its advisors to finalize negotiations of the transaction documents with Sixth Street, (iv) in order to increase the certainty of the consummation of a transaction with Sixth Street, instructed its advisors to inform Sixth Street that the Board authorized Sixth Street to discuss participation in a potential “roll over” transaction with Stone Point and Mr. Silvester with respect to their respective existing equity interests in the Company if it wished to do so and to discuss potential employment terms with Mr. Silvester, and (v) approved the Financial Projections for Goldman Sachs to rely upon for purposes of Goldman Sachs’ financial analyses of the Company and its fairness opinion.

5.	The fourth full paragraph beginning on page 56 of the Proxy Statement is amended to read as follows:

During the Go-Shop Period, at the direction of the Board, representatives of Goldman Sachs contacted 34 potential counterparties regarding their interest in a strategic transaction involving the Company, including 23 strategic parties and 11 financial sponsor parties. Of these parties, one financial sponsor party contacted by Goldman Sachs and no strategic parties contacted by Goldman Sachs requested to negotiate a nondisclosure agreement with the Company. The financial sponsor party that requested to negotiate a nondisclosure agreement with the Company was provided with a draft nondisclosure agreement by Goldman Sachs but did not execute the agreement. As a result, there were no executed nondisclosure agreements with the Company and therefore no parties received access to certain non-public information regarding the Company.

The Section of the Proxy Statement entitled “Special Factors — Recommendation and Reasons for the Mergers” is amended and supplemented as follows:

1.	The fifth full paragraph beginning on page 61 of the Proxy Statement is amended to read as follows:

•	Appraisal Rights. The fact that the holders of Enstar Ordinary Shares and the holders of Enstar Preferred Shares have the right to exercise their statutory appraisal rights with respect to such Enstar Ordinary Shares or Enstar Preferred Shares, as applicable, pursuant to Section 106(6) of the ~~of the~~ Companies Act and if the Appraised Fair Value is greater than the Total Cash Consideration or the value of the preferred shares of the Third Surviving Company, as applicable, be entitled to receive the difference between the Total Cash Consideration or the value of their preferred shares of the Third Surviving Company, as applicable, on the one hand, and the Appraised Fair Value, on the other hand, by the Third Surviving Company by payment made within the lesser of 30 days or one (1) month after such Appraised Fair Value is finally determined in accordance with, and as provided by, Section 106 of the Companies Act ~~payment of the fair value of their Enstar Ordinary Shares in lieu of the Total Cash Consideration or the fair value of their Enstar Preferred Shares in lieu of the preferred shares of the Company, as the Third Surviving Company, in each case, subject and pursuant to the Merger Agreement and the Companies Ac~~t. For more information regarding the appraisal rights available to Enstar shareholders, see the section entitled “Appraisal Rights” beginning on page 170 of this Proxy Statement.

The Section of the Proxy Statement entitled “Special Factors — Opinion of Goldman Sachs” is amended and supplemented as follows:

1.	The final sentence of the final paragraph beginning on page 67 of the Proxy Statement is amended to read as follows:

Illustrative Dividend Discount Analysis

This analysis implied a value of $297 to $405 per Enstar Ordinary Share (rounded to the nearest whole dollar) as of June 30, 2024 (based on the total number of Fully Diluted Ordinary Shares outstanding as of June 30, 2024 of 14,999,906).

2.	The second sentence of the first full paragraph on page 68 of the Proxy Statement is amended to read as follows:

Illustrative Present Value of Future Share Price Analysis

For this analysis, Goldman Sachs first calculated and implied a range of theoretical future values per Enstar Ordinary Share as of December 31, 2024 through December 31, 2026 by applying illustrative price to Management Adjusted Book Value multiples ranging from 0.70x to 0.90x to estimates of the Company’s projected Management Adjusted Book Value per Enstar Ordinary Share as of December 31 of each such year (based on management’s projected Fully Diluted Ordinary Shares as of December 31 ~~of each year~~, 2024 of 14,198,673, management’s projected Fully Diluted Ordinary Shares as of December 31, 2025 of 13,931,965 and management’s projected Fully Diluted Ordinary Shares as of December 31, 2026 of 13,696,292, in each case per the Financial Projections).

3.	The first full paragraph on page 69 of the Proxy Statement is amended to read as follows:

Based on the results of the foregoing P/BV multiples and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of P/BV multiples of 0.74x to 1.25x (representing the low and high, respectively, of the implied P/BV multiples calculated for the transactions above) to the Company’s book value (including AOCI) of $5.261 billion as of June 30, 2024, as provided by the management of the Company and approved for use by Goldman Sachs, to derive a range of implied value per Enstar Ordinary Share of $261 to $437 (rounded to the nearest whole dollar), based on the total number of Fully Diluted Ordinary Shares outstanding as of June 30, 2024 ~~(rounded to the nearest whole dollar)~~ of 14,999,906.

4.	The tenth sentence of the first full paragraph on page 70 of the Proxy Statement is amended to read as follows:

~~Affiliates~~ Directly or indirectly, affiliates of Goldman Sachs also ~~may have~~  are currently and may in the future be co-invested with Stone Point and Sixth Street and/or their respective affiliates ~~from time to time~~ and ~~may have~~ are currently invested in limited partnership units of affiliates of Stone Point and Sixth Street and/or their respective affiliates ~~from time to time~~ and may do so in the future.

The Section of the Proxy Statement entitled “Special Factors — Plans for Enstar After the Mergers” is amended and supplemented as follows:

1.	The fourth sentence of the first full paragraph beginning on page 77 of the Proxy Statement is amended to read as follows:

If the Mergers contemplated by the Merger Agreement are completed, each holder of Enstar Preferred Shares issued and outstanding as of immediately prior to the effective time of the First Merger will be entitled to receive preferred shares of the Third Surviving Company that are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable~~, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares~~.

The Section of the Proxy Statement entitled “Special Factors — Effect of the Mergers” is amended and supplemented as follows:

1.	The first full paragraph beginning on page 79 of the Proxy Statement is amended to read as follows:

The primary benefit of the Mergers to Enstar unaffiliated security holders holding Enstar Preferred Shares will be the fact that, in accordance with the terms of such Enstar Preferred Shares, such holders will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, and will retain an interest in the potential future earnings, growth or value realized by Enstar after the Mergers~~, in each case, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares~~. Additionally, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.

The Section of the Proxy Statement entitled “Special Factors — Merger Consideration” is amended and supplemented as follows:

1.	The fourth full paragraph beginning on page 82 of the Proxy Statement is amended to read as follows:

Dissenting Shares will be cancelled and cease to exist and will ~~not~~ be converted into ~~or represent~~ the right to receive the Total Cash Consideration or the preferred shares of the Third Surviving Company, as applicable, following the Mergers. Holders of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than the Total Cash Consideration or the value of their preferred shares of the Third Surviving Company, as applicable, ~~Such Enstar shareholders instead will only~~  be entitled to receive the difference between the Total Cash Consideration or the value of their preferred shares of the Third Surviving Company, as applicable, on the one hand, and the Appraised Fair Value, on the other hand, by the Third Surviving Company by payment made within the lesser of 30 days and one (1) month after such Appraised Fair Value is finally determined ~~the fair value of such Dissenting Shares held by them~~ in accordance with, and as provided by, Section 106 of the Companies Act. For more information, please refer to the section of this Proxy Statement entitled “Appraisal Rights.”

The Section of the Proxy Statement entitled “APPRAISAL RIGHTS” is amended and supplemented as follows:

1.	The second and third full paragraphs beginning on page 171 of the Proxy Statement are amended to read as follows:

In any case where the Mergers have been made effective under Bermuda law before the Bermuda Court’s appraisal of the fair value of the dissenting shares, then ~~within one month of the Bermuda Court appraising the value of the dissenting shares, the dissenting shareholder will be entitled to receive the consideration and~~, if the fair value of the dissenting shares is ~~later~~ appraised by the Bermuda Court to be greater than the value of the ~~consideration~~ Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, such dissenting shareholder will be paid the difference~~,~~ between the amount paid to him as the ~~consideration~~ Total Cash Consideration or the value of the preferred shares of Enstar, as the Third Surviving Company, as applicable, on the one hand, and the value appraised by the court, on the other hand, within ~~one month~~ the lesser of 30 days and one month of the Bermuda Court’s appraisal.

In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the Bermuda Court before the Mergers have been made effective under Bermuda law, then the Company will be required to pay the dissenting shareholder within ~~one month~~ the lesser of 30 days and one month of the Bermuda Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Bermuda Court, unless the Mergers are terminated under the terms of the Merger Agreement, in which case no payment will be made. However, it is anticipated that the Mergers would have proceeded prior to the appraisal by the Bermuda Court.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.

Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks described in the Proxy Statement filed with the SEC on October 11, 2024 and available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the SEC on October 11, 2024 in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Information for Investors and Shareholders

This communication is being made in connection with the proposed transaction involving the Company, an exempted company limited by shares existing under the laws of Bermuda, Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”) and Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned Subsidiary of Parent (“Parent Merger Sub”). In connection with the proposed transaction, the Company filed the Proxy Statement with the SEC on October 11, 2024, which was mailed to the Company’s shareholders of record as of October 8, 2024. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company on the Company’s website (https://investor.enstargroup.com/). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Investor Relations at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda.

Participants in Solicitation

The Company, its respective directors and certain of its executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Exchange Act) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of the Company’s directors is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 26, 2024 (the “2024 Proxy”) (and available here). Information about the compensation of the Company’s directors is set forth in the section entitled “Director Compensation” starting on page 39 of the 2024 Proxy (and available here) and information about the compensation of the Company’s executive officers is set forth in the section entitled “Executive Compensation” starting on page 43 of the 2024 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act) are disclosed in the section entitled “Certain Relations and Related Party Transactions” starting on page 101 of the 2024 Proxy (and available here). Information about the beneficial ownership of the Company securities by the Company’s directors and named executive officers is set forth in the section entitled “Beneficial Ownership of Certain Holders” on page 99 of the 2024 Proxy (and available here).

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement filed with the SEC on October 11, 2024. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.enstargroup.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2024

ENSTAR GROUP LIMITED

By:	/s/ Audrey Taranto
Name:	Audrey Taranto
Title:	General Counsel and Corporate Secretary

[Signature Page to Form 8-K]